EXHIBIT 99.1

Carolina Bank Holdings, Inc. Reports Improved Asset Quality and Strong Growth

GREENSBORO, N.C., Oct. 24, 2008 (GLOBE NEWSWIRE) -- Carolina Bank Holdings, Inc. (Nasdaq:CLBH) announced non-performing assets of $3.4 million, or 0.57% of assets, at September 30, 2008, a significant drop from $4.6 million, or 0.99% of assets, at September 30, 2007. Non-performing assets were 0.37% of assets at June 30, 2008. Annualized net loan charge-offs to average loans held for investment was 0.07% for the first nine months of 2008 compared to 0.15% for all of 2007. Robert T. Braswell, President and CEO, commented, "We are pleased with our improvement in asset quality from a year ago. Our bankers continue to respond to a challenging economic environment with lower nonperforming assets and lower loan charge-offs than our peer banks."

The Company experienced strong growth, as assets, loans, and deposits increased 26.3%, 28.1%, and 13.7%, respectively, at September 30, 2008 from a year ago and increased 4.3%, 4.5%, and 1.0%, respectively, for the third quarter of 2008. Braswell stated that "We continue to see growth opportunities in our markets coming from our strategic position in the Piedmont Triad, dislocation of other banking customers, and our continued customer service success. To better serve our customers, we raised $9.3 million in subordinated debt in the third quarter of 2008 to increase our regulatory capital. We were excited to have completed our new corporate headquarters, including a full service office, in downtown Greensboro during the third quarter of 2008."

Net income for the third quarter of 2008 was $704,000, or $0.21 per diluted share, compared to $800,000, or $0.24 per diluted share, for the third quarter of 2007. The provision for loan losses was $350,000 in the third quarter of 2008, an increase of $78,000 from the third quarter a year ago. This increase was a function of our continued growth and overall market concerns. Net interest income increased 6.4% to $3.9 million in the third quarter of 2008 from the third quarter of 2007 and was up 4.0% from the second quarter of 2008. The net interest margin (fully-taxable equivalent) decreased to 2.86% in the latest quarter from 2.91% in the second quarter of 2008 and 3.31% in the third quarter of 2007. Our net interest margin declined in 2008 because the prime rate decreased by 325 basis points over the past year, combined with our asset sensitivity, and due to a very competitive market for deposits.

Non-interest income increased to $1.0 million in the third quarter of 2008, up $0.6 million from the third quarter of 2007. Our new wholesale mortgage division was responsible for much of the increase, as mortgage banking income was up $567,000 from a year ago.

Non-interest expense increased to $3.4 million in the third quarter of 2008 from $2.5 million in the third quarter of 2007. Excluding $433,000 of new expenses from our wholesale mortgage division and $64,000 in additional expenses related to increased FDIC premiums, non-interest expense increased 19.4% in the third quarter of 2008 from the third quarter of 2007. The added expenses in 2008 supported our growth and included a new office in Burlington which opened in the third quarter of 2007, a new headquarters and banking office in downtown Greensboro which opened in the third quarter of 2008, and a loan production office in Winston-Salem which opened in the first quarter of 2008.

Net income for the nine months ended September 30, 2008 was $2.0 million, or $0.59 per diluted share, compared to $2.3 million, or $0.69 per diluted share, for the same period in 2007.

About the Company

Carolina Bank, the banking subsidiary of Carolina Bank Holdings, Inc., began banking operations on November 25, 1996. The parent company is a North Carolina corporation organized in 2000. The bank is engaged in lending and deposit gathering activities in the Piedmont Triad of North Carolina, with operations in four counties: Guilford, Alamance, Randolph, and Forsyth. The bank has seven full-service banking locations, four in Greensboro, one in Asheboro, one in High Point, and one in Burlington, and a loan production office in Winston-Salem. The bank completed a new corporate headquarters in downtown Greensboro in the third quarter of 2008. The Company's stock is listed on the NASDAQ Global Market under the symbol CLBH. Further information is available on the Company's web site: www.carolinabank.com.

This press release contains forward-looking statements regarding future events. These statements are only predictions and are subject to risks and uncertainties that could cause actual events or results to differ materially. These risks and uncertainties include risks of supporting and managing our growth, substantial changes in financial markets, changes in interest rates, changes in real estate values and the real estate market, loss of deposits and loan demand to other financial institutions, and regulatory changes. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission. Carolina Bank Holdings, Inc. undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Balance Sheets
 At September 30, 2008 and 2007 and December 31, 2007

                                     (unaudited)
                                    September 30,          December 31,
                                2008            2007           2007
 ---------------------------------------------------------------------
                                            (in thousands)
 ASSETS
 Cash and due from banks      $  10,602      $   6,629      $   4,967
 Short-term investments and
  interest-earning deposits         124             80             55
 Federal funds sold               2,633             --             --
                             -------------------------      ----------
     Total cash and cash
      equivalents                13,359          6,709          5,022

 Securities available for
  sale, at fair value            55,894         66,552         59,304
 Securities held-to-maturity,
  at amortized cost               1,156          3,264          3,133

 Loans held for sale             15,023          2,007         11,869
 Loans                          477,298        372,595        400,784
 Allowance for loan losses       (5,454)        (4,476)        (4,532)
                             -------------------------      ----------
       Net loans                471,844        370,126        408,121

 Premises and equipment, net     19,401         11,803         13,792
 Other assets                    14,687          9,873         10,744
                             -------------------------      ----------

       Total assets           $ 591,364      $ 468,327      $ 500,116
                             =========================      ==========

 LIABILITIES AND
  STOCKHOLDERS' EQUITY
 LIABILITIES
 Deposits:
   Noninterest-bearing        $  27,190      $  30,105      $  30,491
   Interest-bearing             437,779        378,989        388,082
                             -------------------------      ----------
     Total deposits             464,969        409,094        418,573

 Short-term borrowings           15,275          8,471          6,102
 Federal Home Loan Bank
  advances                       56,659          8,588         31,581
 Subordinated debentures         19,246         10,310         10,310
 Other liabilities                3,858          3,377          3,910
                             -------------------------      ----------
       Total liabilities        560,007        439,840        470,476

 STOCKHOLDERS' EQUITY
 Common stock and paid-in-
  capital, no par value,
  20,000,000 shares
  authorized; issued and
  outstanding - 3,348,193
  shares at September 30,
  2008, 3,281,250 shares at
  September 30, 2007, and
  3,315,157 shares at
  December 31, 2007               3,348          3,281          3,315
 Additional paid-in capital      15,556         15,152         15,379
 Retained earnings               12,713         10,189         10,875
 Stock in director rabbi trust     (687)          (492)          (524)
 Directors deferred fees
  obligation                        687            492            524
 Accumulated other
  comprehensive income (loss)      (260)          (135)            71
                             -------------------------      ----------
    Total stockholders'
     equity                      31,357         28,487         29,640
                             -------------------------      ----------
    Total liabilities and
     stockholders' equity     $ 591,364      $ 468,327      $ 500,116
                             =========================      ==========

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Statements of Operations
 For the three and nine months ended September 30, 2008 and 2007
 (unaudited)
                            For the Three Months  For the Nine Months
                             Ended September 30,   Ended September 30,
                            --------------------  --------------------
                               2008       2007       2008       2007
 -------------------------- --------------------  --------------------
                              (in thousands, except per share data)
 Interest income:
   Loans                    $   7,209  $   7,526  $  21,474  $  21,560
   Investment securities -
    taxable                       655        787      2,079      2,426
   Investment securities -
    non taxable                    98         43        269         62
   Interest from federal
    funds sold                      7         61         27        186
   Other interest income            1         23          2         30
                            --------------------  --------------------
     Total interest income      7,970      8,440     23,851     24,264
 Interest expense:
   Deposits                     3,568      4,426     11,255     12,507
   FHLB advances and other        415        191      1,044        553
   Junior subordinated
    debentures                    127        196        416        575
                            --------------------  --------------------
     Total interest expense     4,110      4,813     12,715     13,635
                            --------------------  --------------------

 Net interest income            3,860      3,627     11,136     10,629
 Provision for loan losses        350        272      1,205        742
                            --------------------  --------------------

 Net interest income after
  provision for loan losses     3,510      3,355      9,931      9,887

 Noninterest income:
   Service charges                248        191        654        544
   Mortgage banking income        643         76      2,045        200
   Securities gains
    (losses), net                  --         (1)       227         (1)
   Other                          143        120        386        341
                            --------------------  --------------------
     Total noninterest
      income                    1,034        386      3,312      1,084

 Noninterest expense:
   Salaries and benefits        1,948      1,401      5,629      3,964
   Occupancy and equipment        451        351      1,250        958
   Professional fees              262        140        945        511
   Outside data processing        192        144        530        444
   Advertising and
    promotion                     126        113        424        355
   Stationery, printing and
    supplies                      107        114        374        340
   Impairment charge               --         --         --        100
   Other                          348        196        975        560
                            --------------------  --------------------
     Total noninterest
      expense                   3,434      2,459     10,127      7,232
                            --------------------  -------------------

 Income before income taxes     1,110      1,282      3,116      3,739
 Income taxes expense             406        482      1,102      1,401
                            --------------------  --------------------

 Net income                 $     704  $     800  $   2,014  $   2,338
                            ====================  ====================

 Basic earnings per common
  share                     $    0.21  $    0.24  $    0.60  $    0.72
 Diluted earnings per
  common share              $    0.21  $    0.24  $    0.59  $    0.69

 Average common shares
  outstanding               3,343,818  3,273,806  3,342,615  3,269,179
 Average common shares and
  dilutive potential common
  shares outstanding        3,367,778  3,392,116  3,393,427  3,404,456

 Total Shares outstanding
  at end of period          3,348,193  3,281,250  3,348,193  3,281,250

 All per share information has been presented or restated to reflect the effect of the six-for-five stock split in 2007.

 Carolina Bank Holdings, Inc.
 Consolidated Financial Highlights
 Third Quarter 2008
 (unaudited)

                                       Quarterly
 ($ in thousands     -------------------------------------------------
  except for share    3rd Qtr.  2nd Qtr.  1st Qtr.  4th Qtr.  3rd Qtr.
  data)                 2008      2008      2008     2007       2007
                     -------------------------------------------------

 EARNINGS
   Net interest
    income           $   3,860     3,711     3,565     3,542     3,627
   Provision for loan
    loss             $     350       620       235       420       272
   NonInterest
    income           $   1,034     1,421       857       645       386
   NonInterest
    expense          $   3,434     3,600     3,093     2,695     2,459
   Net income        $     704       608       702       686       800
   Basic earnings
    per share        $    0.21      0.18      0.21      0.21      0.24
   Diluted earnings
    per share        $    0.21      0.18      0.21      0.20      0.24
   Average shares
    outstanding      3,343,818 3,342,966 3,341,061 3,313,724 3,273,806
   Average diluted
    shares
    outstanding      3,367,778 3,397,474 3,415,029 3,394,797 3,392,116

 PERFORMANCE RATIOS
   Return on average
    assets *             0.49%     0.45%     0.55%     0.57%     0.70%
   Return on average
    common equity *      8.99%     7.90%     9.29%     9.45%    11.55%
   Net interest
    margin (fully-tax
    equivalent) *        2.86%     2.91%     2.94%     3.08%     3.31%
   Efficiency ratio     69.54%    69.63%    69.40%    63.89%    61.00%
   # full-time
    equivalent
    employees -
    period end             114       101        96        89        86

 CAPITAL
   Equity to ending
    assets               5.30%     5.42%     5.82%     5.93%     6.08%
   Tier 1 leverage
    capital ratio          n/a       n/a     7.84%     8.14%       n/a
   Tier 1 risk-based
    capital ratio          n/a       n/a     8.72%     8.94%       n/a
   Total risk-based
    capital ratio          n/a       n/a     9.74%    10.00%       n/a
   Book value per
    share            $    9.28      9.19     9.13      8.94       8.68

 ASSET QUALITY
   Net charge-offs
    (recoveries)     $     (2)       218       67       364        21
   Net charge-offs to
    average loans *      0.00%      0.20%    0.06%     0.36%     0.02%
   Allowance for loan
    losses           $   5,454     5,102    4,700     4,532     4,476
   Allowance for loan
    losses to loans
    held invst.          1.14%     1.12%     1.13%     1.13%     1.19%
   Nonperforming
    loans            $   2,912     1,601    3,715     3,538     4,443
   Restructured
    loans            $       0         0        0         0         0
   Other real estate
    owned            $     441       511      592     1,001       190
   Nonperforming
    loans to loans
    held for
    investment           0.61%     0.35%     0.89%     0.88%     1.19%
   Nonperforming
    assets to total
    assets               0.57%     0.37%     0.82%     0.91%     0.99%

 END OF PERIOD
  BALANCES
   Total assets      $ 591,364   567,119   524,203   500,116   468,327
   Total earning
    assets           $ 552,128   532,869   494,359   474,145   444,498
   Total loans held
    for investment   $ 477,298   456,841   416,121   400,784   374,602
   Total deposits    $ 464,969   460,340   437,699   418,573   409,094
   Stockholders'
    equity           $  31,357    30,723    30,533    29,640    28,487

 AVERAGE BALANCES
   Total assets      $ 571,941   544,808   513,580   484,039   458,152
   Total earning
    assets           $ 541,231   516,152   490,678   464,675   440,045
   Total loans held
    for investment   $ 470,730   436,610   412,521   399,223   363,801
   Total interest-
    bearing deposits $ 427,669   411,423   401,975   379,562   371,395
   Stockholders'
    equity           $  31,058    30,869    30,319    29,048    27,706

                                                     Year Ended
                                               -----------------------
 ($ in thousands except for share data)           2007         2006
                                               ----------   ----------

 EARNINGS
   Net interest income                         $   14,171       12,189
   Provision for loan loss                     $    1,162        1,196
   NonInterest income                          $    1,729        1,773
   NonInterest expense                         $    9,927        8,381
   Net income                                  $    3,024        2,811
   Basic earnings per share                    $     0.92         0.86
   Diluted earnings per share                  $     0.89         0.83
   Average shares outstanding                   3,280,315    3,265,557
   Average diluted shares outstanding           3,402,711    3,383,070

 PERFORMANCE RATIOS
   Return on average assets *                       0.67%        0.73%
   Return on average common equity *               10.98%       11.63%
   Net interest margin (fully-tax equivalent) *     3.30%        3.30%
   Efficiency ratio                                62.20%       60.03%
   # full-time equivalent employees --
    period end                                         89           69

 CAPITAL
   Equity to ending assets                          5.93%        6.30%
   Tier 1 leverage capital ratio                    8.14%        8.76%
   Tier 1 risk-based capital ratio                  8.94%        9.97%
   Total risk-based capital ratio                  10.00%       11.45%
   Book value per share                        $     8.94         7.94

 ASSET QUALITY
   Net charge-offs (recoveries)                $      528          508
   Net charge-offs to average loans *               0.15%        0.18%
   Allowance for loan losses                   $    4,532        3,898
   Allowance for loan losses to loans held
    invst.                                          1.13%        1.23%
   Nonperforming loans                         $    3,538        2,388
   Restructured loans                          $        0           45
   Other real estate owned                     $    1,001            0
   Nonperforming loans to loans held for
    investment                                      0.88%        0.77%
   Nonperforming assets to total assets             0.91%        0.59%

 END OF PERIOD BALANCES
   Total assets                                $  500,116      411,592
   Total earning assets                        $  474,145      390,644
   Total loans held for investment             $  400,784      315,732
   Total deposits                              $  418,573      360,415
   Stockholders' equity                        $   29,640       25,929

 AVERAGE BALANCES
   Total assets                                $  451,130      384,252
   Total earning assets                        $  431,926      369,298
   Total loans held for investment             $  358,575      286,644
   Total interest-bearing deposits             $  361,800      300,897
   Stockholders' equity                        $   27,541       24,165

 * annualized for all periods presented

CONTACT:  Carolina Bank Holdings, Inc.
          Robert T. Braswell, President and CEO
          (336) 286-8761
          b.braswell@carolinabank.com